Exhibit 10.2

AMENDMENT NO. 1

This AMENDMENT NO. 1 (“AMENDMENT”) is made as of March 19, 2010 by and among MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“BORROWER”); MARTEK BIOSCIENCES BOULDER CORPORATION, a Delaware corporation, MARTEK BIOSCIENCES KINGSTREE CORPORATION, a Delaware corporation, MARTEK AMERIFIT HOLDING CORPORATION, a Delaware corporation, AMERIFIT PHARMA, INC. , a Massachusetts corporation, AMERIFIT BRANDS, INC., a Delaware corporation, MARTEK AMERIFIT LLC, a Delaware limited liability company, and AMERIFIT, INC., a Delaware corporation (collectively, “GUARANTORS”); MANUFACTURERS AND TRADERS TRUST COMPANY, as administrative agent (“AGENT”); and MANUFACTURERS AND TRADERS TRUST COMPANY (“LENDER”).

RECITALS

The BORROWER, the AGENT and the LENDER are parties to that certain Credit Agreement dated as of January 21, 2010, as amended (“CREDIT AGREEMENT”), pursuant to which the LENDER is providing to the BORROWER certain credit facilities (collectively, “CREDIT FACILITIES”).

The GUARANTORS are guaranteeing all of the obligations of the BORROWER under the CREDIT FACILITIES pursuant to the terms of the Guaranty Agreement dated January 21, 2010 from the GUARANTORS to and for the benefit of the AGENT, the LENDER and all other lenders under the CREDIT AGREEMENT (“GUARANTY AGREEMENT”).

The BORROWER and the GUARANTORS’ obligations in connection with the CREDIT FACILITIES are secured by, among other things:  (a) the Security Agreement dated as January 21, 2010 from the GUARANTORS and the BORROWER (“SECURITY AGREEMENT”) and (b) the Pledge Agreement dated as January 21, 2010 from the BORROWER and the GUARANTORS (“PLEDGE AGREEMENT”).

The parties hereto have agreed to amend the CREDIT AGREEMENT and are entering into this AMENDMENT in order to accomplish such amendment.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.               Recitals.  The parties acknowledge the accuracy of the above recitals and hereby incorporate the recitals into this AMENDMENT.

Section 2.               Amendment to Credit Agreement.  The CREDIT AGREEMENT is hereby amended and restated in its entirety in accordance with the Amended And Restated Credit Agreement of even date herewith between the BORROWER, the AGENT, the lenders a party thereto, Bank of America, N.A., as syndication agent, SUNTRUST BANK, as documentation agent and Capital One, N.A., as co-agent (“RESTATED AGREEMENT”).

Section 3.               Representations And Warranties.  In order to induce the LENDER and the AGENT to agree to amend the CREDIT AGREEMENT in the manner set forth herein, the BORROWER and the GUARANTORS make the following representations and warranties, which shall survive the execution and delivery of this AMENDMENT:

3.1.          As of the date hereof, after giving effect to the amendments contained herein, no Default or Event of Default (as defined in the CREDIT AGREEMENT) has occurred and is continuing;

3.2.          Each of the representations and warranties of the BORROWER and the GUARANTORS made in the CREDIT AGREEMENT is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality); and

3.3.          No consent or approval of any third party, including, without limitation, any governmental agency or authority, is necessary with respect to the BORROWER or any GUARANTOR in connection with the execution, delivery and/or performance of this AMENDMENT and/or the enforceability hereof.  Upon execution by the parties set forth on the signature lines below, this AMENDMENT will constitute the legal, valid and binding obligation of the BORROWER and the GUARANTORS, enforceable against them in accordance with the terms hereof.

Section 4.               Effectiveness.  The amendment and restatement of the CREDIT AGREEMENT set forth herein shall become effective, as of the date hereof, immediately upon the last to occur of the following:

4.1.          The AGENT shall have received counterparts of the RESTATED AGREEMENT duly executed and delivered by all parties thereto.

4.2.          The AGENT shall have received counterparts of this AMENDMENT duly executed and delivered on behalf of the BORROWER, the GUARANTORS and the LENDER.

4.3.          The AGENT shall have received such other information as it shall reasonably request.

Section 5.               Other Terms.  Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT, the GUARANTY AGREEMENT, the SECURITY AGREEMENT, the PLEDGE AGREEMENT and all other documents evidencing, securing or otherwise documenting the terms and provisions of the CREDIT FACILITIES (collectively, “CREDIT DOCUMENTS”) remain in full force and effect and are hereby ratified and confirmed.

Section 6.               Guarantors.  The GUARANTORS hereby acknowledge and consent to the modifications contained herein and hereby ratify and confirm all of their respective obligations and liabilities under the GUARANTY AGREEMENT and all other documents executed by the GUARANTORS in connection with the CREDIT FACILITIES.

Section 7.               Payment of Expenses.  Without limiting other payment obligations of the BORROWER set forth in the RESTATED AGREEMENT, the BORROWER agrees to pay all reasonable cost and expenses incurred by the AGENT in connection with the preparation, execution and delivery of this AMENDMENT and the other documents which may be delivered in connection herewith.

Section 8.               Choice of Law.  The laws of the State of Maryland (excluding, however, conflict of law principals) shall govern and be applied to determine all issues relating to this AMENDMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this AMENDMENT.

Section 9.               Delivery by Telecopier.  This AMENDMENT may be delivered by telecopier and a facsimile of any party’s signature hereto shall constitute an original signature for all purposes.

Section 10.             Counterparts.  This AMENDMENT may be executed in counterparts each of which shall be binding upon the signatories but all of which shall constitute one and the same agreement.

Section 11.             References.  From and after the effective date of this AMENDMENT all references to the CREDIT AGREEMENT in any and all agreements, instruments, certificates and other documents relating to the CREDIT FACILITIES, shall be deemed to mean the RESTATED AGREEMENT, as the same may be further amended, modified or supplemented in accordance with the terms thereof.

Section 12.             Waiver of Jury Trial.  Each of the parties hereto agree that any action, suit or proceeding brought or instituted by any party on, or with respect to this AMENDMENT or any of the CREDIT FACILITIES shall be tried by a court and not by a jury.  Each of the parties hereby expressly waives any right to a trial by jury in any such suit, action or proceeding.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT with the specific intention of creating a document under seal.

ATTEST:	BORROWER:

MARTEK BIOSCIENCES CORPORATION

/s/ Hazvinei Mugwagwa	By:	/ s/ Peter L. Buzy	(SEAL)
Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President for Finance and Administration

GUARANTORS:

MARTEK BIOSCIENCES BOULDER CORPORATION

/s/ Hazvinei Mugwagwa	By:	/ s/ Peter L. Buzy	(SEAL)
Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President

MARTEK BIOSCIENCES KINGSTREE CORPORATION

/s/ Hazvinei Mugwagwa	By:	/ s/ Peter L. Buzy	(SEAL)
Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President

MARTEK AMERIFIT HOLDING CORPORATION

/s/ Hazvinei Mugwagwa	By:	/ s/ Peter L. Buzy	(SEAL)
Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President

AMERIFIT PHARMA, INC.

/s/ Hazvinei Mugwagwa	By:	/ s/ Peter L. Buzy	(SEAL)
Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President

AMERIFIT BRANDS, INC.

/s/ Hazvinei Mugwagwa	By:	/ s/ Peter L. Buzy	(SEAL)
Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President

MARTEK AMERIFIT LLC

/s/ Hazvinei Mugwagwa	By:	/ s/ Peter L. Buzy	(SEAL)
Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President

AMERIFIT, INC.

/s/ Hazvinei Mugwagwa	By:	/ s/ Peter L. Buzy	(SEAL)
Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President

AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY

/s/ Brendan Mahoney	By:	/s/ Robert Topper	(SEAL)
Name: Robert Topper
Title: Vice President

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY

/s/ Brendan Mahoney	By:	/s/ Robert Topper	(SEAL)
Name: Robert Topper
Title: Vice President